Exhibit 10.1

Execution Version

SIXTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT (this “Amendment”), dated as of July 6, 2012, by and among LOUISIANA-PACIFIC CORPORATION, a Delaware corporation (the “Company”), the U.S. Subsidiaries of the Company identified as “U.S. Borrowers” on the signature pages hereto (together with the Company, the “U.S. Borrowers”), the Canadian Subsidiaries of the Company identified as “Canadian Borrowers” on the signature pages hereto (the “Canadian Borrowers” and together with the U.S. Borrowers, the “Borrowers”), the U.S. Subsidiaries of the Company identified as “U.S. Guarantors” on the signature pages hereto (together with the U.S. Borrowers, the “U.S. Guarantors”), the Canadian Subsidiaries of the Company identified as “Canadian Guarantors” on the signature pages hereto (the “Canadian Guarantors” and collectively with the Borrowers and the U.S. Guarantors, the “Loan Parties”), the Lenders party to the Loan and Security Agreement referenced below (the “Lenders”) and BANK OF AMERICA, N.A., as the administrative agent (the “Agent”) for the Lenders.

STATEMENT OF PURPOSE

The Borrowers, the Lenders and the Agent are parties to that certain Loan and Security Agreement dated as of March 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

The Loan Parties have requested that the Agent and the Lenders agree to amend the Loan Agreement in certain respects, as more specifically set forth herein.

Subject to the terms and conditions set forth herein, the Agent and the Lenders have agreed to grant such requests of the Loan Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Amended Loan Agreement (as defined below).

SECTION 2 Amendments to Loan Agreement. The Credit Agreement is hereby amended (as so amended, the “Amended Loan Agreement”) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the version of the Credit Agreement attached hereto as Exhibit A.

2.1 Schedules. Schedule 8.11 of the Credit Agreement is hereby amended in its entirety to read as attached hereto as Exhibit B.

SECTION 3 Release of Collateral. Upon the effectiveness of this Amendment on the Effective Date (as defined below):

3.1 All security interests in, and Liens upon, any assets or property of the U.S. Borrowers or U.S. Guarantors that do not constitute ABL Collateral securing the Obligations shall automatically terminate (the “Released Property”);

3.2 The Agent shall, at the Borrower’s expense, file amendments to the financing statements filed by the Agent with respect to the Obligations to reasonably reflect the assets securing the Obligations after giving effect to the release in Section 3.1 above;

3.3 The Agent shall, at the Borrower’s expense, cause to be delivered to Borrower, its agents or its designees any Subsidiary Capital Stock or other Released Property in the possession of the Agent and identified in writing by the Company; and

3.4 The Agent shall, at Borrower’s expense, take all reasonable steps requested by the Borrower as may be necessary to release its security interest in the Released Property, including the execution of mortgage and Intellectual Property releases. The Borrower, its agents and its designees are hereby authorized to file terminations and releases with respect to the Intellectual Property and Real Estate securing the Obligations.

For avoidance of doubt, the Agent, for itself and the benefit of the Secured Parties, retains a security interest in, and Lien upon, all ABL Collateral and all Canadian Collateral.

SECTION 4 Effectiveness. This Amendment shall become effective on the date upon which each of the following conditions is satisfied (such date, the “Effective Date”):

4.1 This Amendment. The Agent shall have received counterparts of this Amendment duly executed by each of the Borrowers, the Agent and each of the Lenders.

4.2 IP License Agreement. The Agent shall have received counterparts of the Intellectual Property License Agreement, duly executed by each party thereto.

4.3 Senior Notes. (i) The 13% Senior Secured Notes due 2017 issued under that certain Indenture dated March 10, 2009 by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, shall have been satisfied and discharged and (ii) the Agent shall have received a certificate, in form and substance satisfactory to the Agent, executed by an authorized officer of the Company certifying that such Senior Secured Notes have been satisfied and discharged.

4.4 Other Documents. The Agent shall have received any other documents or instruments reasonably requested by the Agent in connection with the execution of this Amendment.

SECTION 5 Limited Effect. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Loan Party or any other Person with respect to any waiver, amendment, modification or any other change to the Loan Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Agent, or any of them, under or with respect to any such documents.

SECTION 6 Representations and Warranties. Each Loan Party represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this

Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Loan Party, (d) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, (e) each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

SECTION 7 Acknowledgement and Reaffirmation. By its execution hereof, each Loan Party hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement and the other Loan Documents to which it is a party and (c) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement and the other Loan Documents to which it is a party remain in full force and effect.

SECTION 8 Costs and Expenses. The Loan Parties agree to pay in accordance with Section 9.11 of the Loan Agreement all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

SECTION 9 Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 10 Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

SECTION 11 Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 12 Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

U.S. BORROWERS AND U.S. GUARANTORS:

LOUISIANA-PACIFIC CORPORATION

By:
Name:	Curtis M. Stevens
Title:	Chief Executive Officer

GREENSTONE INDUSTRIES, INC.

By:
Name:	Curtis M. Stevens
Title:	President and Chief Executive Officer

KETCHIKAN PULP COMPANY

By:
Name:	Curtis M. Stevens
Title:	Chief Executive Officer

LOUISIANA-PACIFIC INTERNATIONAL, INC.

By:
Name:	Curtis M. Stevens
Title:	President

LPS CORPORATION

By:
Name:	Curtis M. Stevens
Title:	President

[Sixth Amendment to Loan Agreement – Signature Page]

CANADIAN BORROWERS AND CANADIAN GUARANTORS:

LOUISIANA-PACIFIC CANADA HOLDINGS LTD.

By:
Name:	Curtis M. Stevens
Title:	President and Chief Executive Officer

LOUISIANA-PACIFIC CANADA LTD.

By:
Name:	Curtis M. Stevens
Title:	President and Chief Executive Officer

LOUISIANA-PACIFIC (OSB) LTD.

By:
Name:	Curtis M. Stevens
Title:	President and Chief Executive Officer

LOUISIANA-PACIFIC CANADA PULP CO.

By:
Name:	Curtis M. Stevens
Title:	President and Chief Executive Officer

LOUISIANA-PACIFIC CANADA SALES ULC

By:
Name:	Curtis M. Stevens
Title:	President and Chief Executive Officer

[Sixth Amendment to Loan Agreement – Signature Page]

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and Lender

By:
Name:	Jason Riley
Title:	Senior Vice President

[Sixth Amendment to Loan Agreement – Signature Page]

ROYAL BANK OF CANADA, as Lender

By:
Name:
Title:

By:
Name:
Title:

[Sixth Amendment to Loan Agreement – Signature Page]

BANK OF AMERICA, N.A. (acting through its Canada Branch),
As an Issuing Bank and Canadian Swingline Lender

By:
Name:	Medina Sales De Andrade
Title:	Vice President

[Sixth Amendment to Loan Agreement – Signature Page]

Exhibit A to

Sixth Amendment to Loan Agreement

Amended Loan Agreement

[Attached]

Exhibit B to

Sixth Amendment to Loan Agreement

Intellectual Property

[Attached]